SHARE EXCHANGE AGREEMENT

by and among

RECALL STUDIOS, INC.;

BRICK TOP HOLDINGS, INC.

And

SOUTHFORK VENTURES, INC.

Dated as of August 8, 2018

SHARE EXCHANGE AGREEMENT

Dated as of August 8, 2018

This Share Exchange Agreement (this “Agreement”) is entered into as of the date first set forth above (the “Closing Date”) by and between (i) Recall Studios, Inc., a Florida corporation (the “Company”), (ii) Brick Top Holdings, Inc., a Florida corporation (“Brick Top”); and (iii) Southfork Ventures, Inc., , a Florida corporation (“Southfork” and, together with Brick Top, the “Shareholders”). The Company, and the Shareholders may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Shareholders hold shares of Series A Preferred Stock, par value of $0.0001 per share of the Company (the “Series A Stock”), with each Shareholder holding a number of shares of Series A Stock as set forth on Exhibit A attached hereto (the “Owned Shares”);

WHEREAS, the Company agrees to acquire up to all of the Owned Shares in exchange for the issuance to the Shareholders of shares of Common Stock, par value $0.0001 per share, of the Company (the “Company Common Stock”), as set forth on Exhibit A attached hereto (the “Exchange Shares”); and

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I DEFINITIONS

Section 1.01 Definitions. In addition to the terms defined herein, the following terms, as used herein, have the following meanings:

(a)       “Accredited Investor” has the meaning set forth in Section 2.05(b).

(b)       “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Florida are authorized or required by Law to be closed for business.

(c)       “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(d)       “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

(e)       “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

Section 1.02 Interpretation Unless the express context otherwise requires:

(a)       the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

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(b)       terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)       the terms “Dollars” and “$” mean United States Dollars;

(d)       references herein to a specific Section, Subsection, Recital or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement;

(e)       wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f)       references herein to any gender shall include each other gender;

(g)       references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h)       references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i)       references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

(j)       with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(k)       references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and

(l)       references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

Each Shareholder, severally and not jointly and solely with respect to Owned Shares held by such Shareholder and the Exchange Shares to be received by such Shareholder with respect to the Owned Shares held by such Shareholder, represents and warrants to the Company, as of the Closing Date, as follows:

Section 2.01 Organization. Such Shareholder is a Florida corporation, duly organized and in good standing under the laws of the State of Florida and has the power and authority under all applicable Laws to carry on its business in all material respects as it is now being conducted.

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Section 2.02 Valid Obligation. Such Shareholder has taken all actions required by Law or otherwise, to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated. This Agreement has been duly executed and delivered by such Shareholder and it constitutes a valid and legally binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 2.03 Governmental Authorization. Neither the execution, delivery nor performance of this Agreement by such Shareholder requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any means any Governmental Authority.

Section 2.04 Title to and Issuance of the Owned Shares. Such Shareholder is the record and beneficial owner and holder of the Owned Shares to be delivered at the Closing as set forth on Exhibit A, free and clear of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing (collectively, “Liens”). None of the Owned Shares held by such Shareholder are subject to pre-emptive or similar rights, either pursuant to any organizational document of the Company, requirement of Law or any contract, and no Person has any pre-emptive rights or similar rights to purchase or receive any of the Owned Shares from such Shareholder.

Section 2.05 Investment Representations.

(a)       Investment Purpose. Such Shareholder understands and agrees that the consummation of this Agreement including the delivery of the Exchange Shares (as hereinafter defined) to such Shareholder in exchange for the Owned Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act of 1933, as amended (the “Securities Act ”) and applicable state statutes and that the Exchange Shares are being acquired for such Shareholder’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Shareholder does not agree to hold any of the Exchange Shares for any minimum or other specific term and reserves the right to dispose of the Exchange Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b)       Accredited Investor Status. Such Shareholder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

(c)       Reliance on Exemptions. Such Shareholder understands that the Exchange Shares are being offered and sold to such Shareholder in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and such Shareholder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth herein in order to determine the availability of such exemptions and the eligibility of such Shareholder to acquire the Exchange Shares.

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(d)       Information. Such Shareholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Exchange Shares which have been requested by such Shareholder or its advisors. Such Shareholder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to such Shareholder any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to such Shareholder. Such Shareholder understands that its investment in the Exchange Shares involves a significant degree of risk. Such Shareholder is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

(e)       Governmental Review. Such Shareholder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Exchange Shares.

(f)       Transfer or Re-sale. Such Shareholder understands that (i) the sale or re-sale of the Exchange Shares has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Exchange Shares may not be transferred unless (a) the Exchange Shares are sold pursuant to an effective registration statement under the Securities Act, (b) such Shareholder shall have delivered to the Company, at the cost of such Shareholder, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Exchange Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Exchange Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of such Shareholder who agrees to sell or otherwise transfer the Exchange Shares only in accordance with this Section 2.05 and who is an Accredited Investor, (d) the Exchange Shares are sold pursuant to Rule 144, or (e) the Exchange Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and such Shareholder shall have delivered to the Company, at the cost of such Shareholder, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Exchange Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Exchange Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise set forth herein, neither the Company nor any other Person is under any obligation to register such Exchange Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Exchange Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g)       Legends. Such Shareholder understands that Exchange Shares, until such time as the Exchange Shares have been registered under the Securities Act, may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Exchange Shares, and any shares of common stock into which the Exchange Shares may be converted, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Exchange Shares):

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“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Exchange Shares upon which it is stamped, if, unless otherwise required by applicable state securities Laws, (a) the Exchange Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Exchange Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. Each of the Shareholders agrees to sell all Exchange Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

Section 2.06 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by such Shareholder in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Shareholder or any action taken by such Shareholder.

ARTICLE III REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

As an inducement to, and to obtain the reliance of the Shareholders the Company represents and warrants to the Shareholders, as of the Closing Date, as follows:

Section 3.01 Organization. The Company is a company duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized under all applicable Laws to carry on its business in all material respects as it is now being conducted.

Section 3.02 Valid Obligation. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Articles of Incorporation of the Company (the “Company Articles”) or the Bylaws of the Company (the “Company Bylaws”) or applicable Law. The Company has taken all actions required by Law, the Company Articles and the Company Bylaws, or otherwise, to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions herein. This Agreement has been duly executed and delivered by the Company and it constitutes a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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Section 3.03 Governmental Authorization. Neither the execution, delivery nor performance of this Agreement by the Company requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any means any Governmental Authority.

Section 3.04 Information. The information concerning the Company set forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing to the Shareholders through this Agreement or the Company Schedules all information relating to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $50,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this Section 3.04, otherwise have led or may lead to a material adverse effect on the Company, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Section 3.05 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets, properties or operations are subject.

Section 3.06 Approval of Agreement. The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

Section 3.07 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

ARTICLE IV SHARE EXCHANGE

Section 4.01 The Exchange. On the terms and subject to the conditions set forth in this Agreement, the closing of the transactions set forth herein (the “Closing”) shall occur on the Closing Date immediately following the execution of this Agreement. The Closing shall occur at the offices of the Company. At the Closing, the Shareholders shall sell, assign, transfer and deliver to the Company, free and clear of all Liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the Owned Shares held by each of them, as set forth on Exhibit A in exchange for the Exchange Shares as set forth on Exhibit A.

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Section 4.02 Deliverables at the Closing.

(a)       At the Closing, each Shareholder shall deliver to the Company any certificates representing the Owned Shares held by such Shareholder, Brick Top shall deliver to the Company a duly executed stock power in the form as attached hereto as Exhibit B-1 and Southfork shall deliver to the Company a duly executed stock power in the form as attached hereto as Exhibit B-2, or, with respect to each shareholder, such other instruments of transfer as reasonably requested by the Company, duly executed in blank and with all required stock transfer stamps affixed, in form and substance satisfactory to the Company as required for the same to be transferred to the ownership of the Company, with all necessary transfer Tax and other revenue stamps, acquired at each Shareholder’s expense, affixed.

(b)       At the Closing, the Company shall cause the Company’s transfer agent to record in the stock ledger of the Company the applicable portion of the Exchange Shares to be issued to each Shareholder as set forth on Exhibit A.

Section 4.03 Conveyance Taxes. The Shareholders will pay all sales, use, value added, transfer, stamp, registration, documentary, excise, real property transfer or gains, or similar Taxes incurred as a result of the transactions contemplated by this Agreement.

Section 4.04 Actions Following the Closing. At and following the Closing, and upon reasonable request by any of the other Parties post-Closing, each Shareholder shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

ARTICLE V MISCELLANEOUS

Section 5.01 Governing Law; Waiver of Jury Trial.

(a)       This Agreement shall be governed by, enforced, and construed under and in accordance with the Laws of the State of Florida, without giving effect to the principles of conflicts of Law thereunder. Each of the Parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the state or federal courts of the United States with jurisdiction in Palm Beach County, Florida. By execution and delivery of this Agreement, each Party irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably waives any and all rights such Party may now or hereafter have to object to such jurisdiction.

(b)       EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 5.01(b).

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(c)       Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

Section 5.02 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 5.03 Notices.

(a)       Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email with return receipt requested and received, or via overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Company, to:

RECALL STUDIOS, INC.

Attn: Alexander Bafer, Chairman

1115 Broadway, 12th Floor,

New York, NY 10010

Email: abafer@recallstudios.com

If to any Shareholder, to the address of such Shareholder as set forth in the books and records of the Company.

(b)       Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c)       Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with receipt confirmed by recipient and (iv) three (3) days after mailing, if sent by registered or certified mail.

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Section 5.04 Attorney’s Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 5.05 Confidentiality. Each Party agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by Law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each Party shall return to the other Party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each Party will continue to comply with the confidentiality provisions set forth herein.

Section 5.06 Public Announcements and Filings. Unless required by applicable Law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by Law, shall be delivered to each Party at least one (1) Business Day prior to the release thereof.

Section 5.07 Third Party Beneficiaries. This contract is strictly between the Parties, and, except as specifically provided, no director, officer, stockholder (other than the Shareholders), employee, agent, independent contractor or any other Person shall be deemed to be a third party beneficiary of this Agreement.

Section 5.08 Expenses. Subject to Section 5.04, whether or not the Exchange is consummated, each Party will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 5.09 Entire Agreement. This Agreement and the other documents referenced herein represent the entire agreement between the Parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing Law rather than voided, if possible, in order to achieve the intent of the Parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the Parties.

Section 5.10 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

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Section 5.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at Law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may by amended at any time by a writing signed by all Parties. Any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended. Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

Section 5.12 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 5.13 Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.

Section 5.14 No Assignment or Delegation. No Party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of the all of the other Parties and any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement. This Agreement shall be binding on the permitted successors and assigns of the Parties.

Section 5.15 Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

Section 5.16 Efforts. Subject to the terms and conditions herein provided, each Party shall use its commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement. Each Party also agrees that it shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

Section 5.17 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the Closing Date.

Recall Studios, Inc.

By:	/s/ Alexander Bafer
Name:	Alexander Bafer
Title:	Chief Executive Officer

Brick Top Holdings, Inc.

By:	/s/ Alexander Bafer
Name:	Alexander Bafer
Title:	Chief Executive Officer

Southfork Ventures, Inc.

By:	/s/ Chris Leone
Name:	Chris Leone
Title:	President

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Exhibit A

Owned Shares and Exchange Shares

Shareholder	Number of Shares of Series A Preferred Stock Owned	Number of Shares of Company Common Stock to be Issued

Brick Top Holdings, Inc.	3,750,000	81,750,000

Southfork Ventures, Inc.	1,250,000	27,250,000

Exhibit B-1

IRREVOCABLE STOCK POWER FOR RECALL STUDIOS, INC.

(Brick Top Holdings, Inc.)

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Brick Top Holdings, Inc. (“Seller”) hereby assigns, transfers, and conveys to Recall Studios, Inc., a Florida corporation (the “Company”), all of Seller’s right, title, and interest in and to 3,750,000 shares of Series A Preferred Stock, par value $0.0001 per share (the “Shares”), of the Company, which are not represented by certificates, and hereby irrevocably appoints the Chief Executive Officer and Secretary of the Company as Seller’s attorney-in-fact to transfer said Shares on the books of the Company, with full power of substitution in the premises.

Date: _______________, 2018

Seller Name: Brick Top Holdings, Inc.

By:
Name:	Alexander Bafer
Title:	Chief Executive Officer

STATE OF ________________

COUNTY OF ____________________

       Sworn to and subscribed before me this ____ day of ___________, 2018, by Alexander Bafer, who is personally known to me or who has produced ________________________ as identification.

Notary’s Signature ________________________________

Print Notary’s Name ______________________________

NOTARY PUBLIC, State of ______________

My commission expires:

Exhibit B-2

IRREVOCABLE STOCK POWER FOR RECALL STUDIOS, INC.

(Southfork Ventures, Inc.)

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Southfork Ventures, Inc. (“Seller”) hereby assigns, transfers, and conveys to Recall Studios, Inc., a Florida corporation (the “Company”), all of Seller’s right, title, and interest in and to 1,250,000 shares of Series A Preferred Stock, par value $0.0001 per share (the “Shares”), of the Company, which are not represented by certificates, and hereby irrevocably appoints the Chief Executive Officer and Secretary of the Company as Seller’s attorney-in-fact to transfer said Shares on the books of the Company, with full power of substitution in the premises.

Date: _________________, 2018

Seller Name: Southfork Ventures, Inc.

By:
Name:	Chris Leone
Title:	President

STATE OF ________________

COUNTY OF ____________________

Sworn to and subscribed before me this ____ day of ______, 2018, by Chris Leone, who is personally known to me or who has produced ________________________ as identification.

Notary’s Signature ________________________________

Print Notary’s Name ______________________________

NOTARY PUBLIC, State of ______________

My commission expires: